THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of October 19, 2010, between Rampant Lion Energy, LLC, a Louisiana limited liability company, having its principal executive office and place of business at 9700 Richmond Avenue, Suite 124, Houston, Texas 77042 ("Borrower"), and Macquarie Bank Limited, a bank incorporated in accordance with the laws of Australia, with offices at Level 15, No. 1 Martin Place, Sydney, New South Wales, 2000 Australia ("Lender" or "MBL"). Capitalized terms used but not defined in this Amendment have the meaning given them in the Credit Agreement (defined below).

Background

A. Borrower and Lender have previously entered into a Amended and Restated Senior First Lien Secured Credit Agreement dated September 14, 2006 (as amended, restated, modified or otherwise supplemented from time to time, the "Credit Agreement"), for the purpose of making available to Borrower a senior secured term loan for the purposes set forth in the Credit Agreement.

B. Borrower and Lender desire to modify certain terms and conditions of the Credit Agreement.

C. Borrower's affiliate, Amber Energy LLC ("Amber"), is a Guarantor of Borrower's Obligations and a borrower under its own Amended and Restated Secured Credit Agreement with MBL dated April 30, 2008 (as amended, the "Amber Credit Agreement"). Borrower is a guarantor of all of Amber's obligations under the Amber Credit Agreement.

D. Lender is willing to amend the Credit Agreement pursuant to the terms and conditions of this Amendment, and both Borrower and Amber will benefit from the accommodations to be made by Lender under this Amendment.

Agreements

In consideration of the mutual covenants of Borrower and Lender set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each of the parties, Borrower and Lender agree as follows:

1. Amendments.

(a) Section 6.27 of the Credit Agreement is hereby amended by deleting the existing Section 6.27 in its entirety and replacing it with the following:

Section 6.27. **[Reserved]**.

(b) Section 6.34 of the Credit Agreement is hereby amended by deleting the existing Section 6.34 in its entirety and replacing it with the following:

Section 6.34. **[Reserved]**.

(c) Section 6.35 of the Credit Agreement is hereby amended by deleting the existing Section 6.35 in its entirety and replacing it with the following:

Section 6.35. **[Reserved]**.

(d) Section 7.12 of the Credit Agreement is hereby amended by deleting the existing Section 7.12 in its entirety and replacing it with the following:

Section 7.12. **[Reserved]**.

(e) Section 7.13 of the Credit Agreement is hereby amended by deleting the existing Section 7.13 in its entirety and replacing it with the following:

Section 7.13. **[Reserved]**.

(f) Schedule 7.12 to the Credit Agreement is hereby amended by deleting the existing Schedule 7.12 in its entirety.

(g) Schedule 7.13 to the Credit Agreement is hereby amended by deleting the existing Schedule 7.13 in its entirety.

2. Limited Waiver of Defaults. Lender hereby waives any Default or Event of Default existing under any of the Loan Documents immediately prior to the execution and delivery of this Amendment. Notwithstanding the previous sentence, however, NOTHING IN THIS AMENDMENT WILL BE CONSTRUED TO CONSTITUTE A WAIVER BY LENDER OF ANY FUTURE DEFAULT OR EVENT OF DEFAULT BY BORROWER OR ANY OTHER PERSON UNDER THE CREDIT AGREEMENT (AS AMENDED HEREBY) OR ANY OF THE OTHER LOAN DOCUMENTS. NOTHING HEREIN SHALL BE CONSTRUED TO WAIVE ANY RIGHTS OR REMEDIES AVAILABLE TO LENDER OR ITS AFFILIATES PURSUANT TO THE CREDIT AGREEMENT, OTHER LOAN DOCUMENTS, THE COMPANY AGREEMENT, OR BY OPERATION OF LAW OR OTHERWISE (WHICH RIGHTS SHALL BE CUMULATIVE) AS A RESULT OF ANY FUTURE DEFAULT OR EVENT OF DEFAULT.

3. Conditions to Effectiveness of This Amendment. This Amendment will become effective upon the execution and delivery to Lender of each of the following documents by the Borrower, each in form and substance acceptable to Lender:

(a) this Amendment; and

(b) any other document necessary or convenient in the opinion of Lender or its counsel to give effect to the modifications to the Credit Agreement contemplated by this Amendment.

4. Reaffirmation of Representations and Warranties, Additional Representations and Warranties. Borrower, to induce Lenders to enter into this Amendment, hereby reaffirms, as of

the date hereof (except to the extent the previous representations and warranties speak as to a certain date), its representations and warranties contained in the Credit Agreement and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

(a) The execution and delivery of this Amendment and the performance by Borrower of its obligations under this Amendment are within the power of Borrower, have been duly authorized by all necessary company action, have received all necessary governmental approvals (if any shall be required), and do not and will not contravene or conflict with (i) any provision of law applicable to Borrower or Parent, (ii) any of the respective Charter Documents of each Borrower or Parent, or (iii) any agreement binding upon Borrower or Parent or any of their respective assets.

(b) This Amendment represents the legal, valid and binding obligations of Borrower enforceable against it in accordance with its terms except as enforceability may be limited by applicable Debtor Relief Laws and by general equitable principles.

5. Ratification of Liens and Security Interests. Borrower hereby acknowledge and ratify the existence and priority of the Liens granted by Borrower in favor of Lender in and to the Collateral and represent, warrant and covenant that such liens and security interests are valid, existing and in full force and effect.

6. Miscellaneous. The Credit Agreement, as amended hereby, supersedes all prior agreements (written or oral) between Borrower and Lender with regard to the subject matters hereof. This Amendment is a Loan Document. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. No defense or right of set off exists with respect to the enforceability of any of the Obligations. However, in the event of any inconsistency between the terms of the Credit Agreement as amended by this Amendment and any other Loan Document, the terms of the Credit Agreement will control and the other document will be deemed to be amended to conform to the terms of the Credit Agreement. All references to the Credit Agreement will refer to the Credit Agreement as amended by this Amendment and any other amendments properly executed among the parties. Borrower agrees that all Loan Documents to which it is a party (whether as an original signatory or by assumption of the Obligations) remain in full force and effect and continue to evidence its legal, valid and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment or are amended in connection with this Amendment). **In consideration of the accommodations granted by Lender pursuant to this Amendment and the benefits that both Borrower and Amber will receive as a result of those accommodations, each of Borrower and Amber release Lender and its Affiliates, officers, directors and representatives from any liability for actions or failures to act in connection with (a) the Credit Agreement or the other Loan Documents, (b) the Amber Credit Agreement or any other document or agreement executed or delivered by any Person in connection with the Amber Credit Agreement, or (c) any transaction contemplated by either the Loan Agreement or the Amber Credit Agreement, in each instance at any time prior to the date of this Amendment.** No course of dealing among Borrower and Lender or any other Person will be deemed to have altered or amended the Credit Agreement or affected either Borrower's or Lender's right to enforce the Credit Agreement as written. This Amendment will be binding

upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

7. Form. Each agreement, document, instrument or other writing to be furnished to Lender under any provision of this instrument must be in form and substance satisfactory to Lender and its counsel.

8. Multiple Counterparts. This Amendment may be executed in more than one counterpart, each of which shall be deemed an original, and all of which constitute, collectively, one instrument; but, in making proof of this instrument, it shall not be necessary to produce or account for more than one such counterpart. It shall not be necessary for Borrower and Lender to execute the same counterpart hereof so long as Borrower and Lender each execute a counterpart hereof. For purposes of this Amendment, an electronic copy of any party's signature to this Amendment shall be deemed an original signature.

9. Governing Law. This Amendment and all transactions provided for in this Amendment will be governed by, interpreted and construed under and enforced pursuant to the laws of the State of Texas, without regard to its conflicts of laws provisions.

10. FINAL AGREEMENT. THE LOAN DOCUMENTS, AS AMENDED BY OR IN CONNECTION WITH THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

[THE NEXT PAGES ARE THE SIGNATURE PAGES]

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first set forth above.

BORROWER:

RAMPANT LION ENERGY, LLC,
a Louisiana limited liability company

By: JURASIN OIL & GAS, INC.,
a Louisiana corporation, its Managing Member

By: ____________________
John M. Jurasin, President

AMBER:

For the limited purpose of joining in the release granted pursuant to Section 6 of this Amendment:

AMBER ENERGY, LLC,
a Louisiana limited liability company

By: JURASIN OIL & GAS, INC.,
a Louisiana corporation, its Managing Member

By: ____________________
John M. Jurasin, President

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first set forth above.

LENDER:

MACQUARIE BANK LIMITED,
a bank incorporated in accordance with the laws of Australia

By: ______________________
Name: Jonathan Bourke
Title: Executive Director

By: ______________________
Name: Karen Goepfert
Title: Associate Director